                                                                   EXHIBIT 10.30

                                UGI CORPORATION
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                LON R. GREENBERG

Lon R. Greenberg is Chairman and Chief Executive Officer of UGI Corporation. Mr. Greenberg has an oral agreement with UGI Corporation for "at will" employment which includes the following:

Mr. Greenberg:

1. is entitled to an annual base salary, which for fiscal year 2006 is $920,000;

2. participates in UGI Corporation's annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.

                                                                   EXHIBIT 10.30

                                UGI CORPORATION
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                              ANTHONY J. MENDICINO

Anthony J. Mendicino is Senior Vice President - Finance and Chief Financial Officer of UGI Corporation. Mr. Mendicino has an oral agreement with UGI Corporation for "at will" employment which includes the following:

Mr. Mendicino:

1. is entitled to an annual base salary, which for fiscal year 2006 is $415,000;

2. participates in UGI Corporation's annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.

                                                                   EXHIBIT 10.30

                                UGI CORPORATION
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                FRANCOIS VARAGNE

Francois Varagne is President and Chief Executive Officer of Antargaz, a subsidiary of UGI Corporation. Mr. Varagne has an oral agreement with Antargaz for "at will" employment which includes the following:

Mr. Varagne:

1. is entitled to an annual base salary, which for fiscal year 2006 is (Euro)320,000;

2. is entitled to an annual bonus based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals; and

3. participates in the long-term compensation plan, the UGI Corporation 2004 Omnibus Equity Compensation Plan subsidiary plan for French employees.

                                                                   EXHIBIT 10.30

                                UGI CORPORATION
                      DESCRIPTION OF EMPLOYMENT AGREEMENT
                                      FOR
                                 JOHN L. WALSH

John L. Walsh is President and Chief Operating Officer of UGI Corporation. Mr. Walsh has an oral agreement with UGI Corporation for "at will" employment which includes the following:

Mr. Walsh:

1. is entitled to an annual base salary, which for fiscal year 2006 is $560,000;

2. participates in UGI Corporation's annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3. participates in UGI Corporation's long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4. will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation;

5. participates in UGI Corporation's benefit plans, including the Senior Executive Employee Severance Pay Plan and the Supplemental Executive Retirement Plan; and

6. is eligible for executive perquisites including financial planning/tax preparation services, participation in the executive health maintenance program and airline club membership.